UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 1, 2020
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01    Entry Into a Material Definitive Agreement
Closing of CPA Global Acquisition
On October 1, 2020, Clarivate Plc completed its previously announced acquisition of CPA Global pursuant to the Purchase Agreement dated as of July 29, 2020. At the effective time, Clarivate (i) issued 216,683,778 ordinary shares to Redtop Holdings Limited (“Seller”), a portfolio company of Leonard Green & Partners, L.P. (“LGP”), representing approximately 35% pro forma fully diluted ownership of Clarivate and (ii) funded the repayment of approximately $2.0 billion of outstanding CPA Global debt. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.
At closing, Clarivate entered into an Investor Rights Agreement with Seller’s owners, including affiliates of LGP, and certain existing shareholders of Clarivate, including affiliates of Onex Partners Advisor LP (“Onex”) and Baring Private Equity Asia Pte Ltd (“Baring”), and Jerre Stead, Sheryl von Blucher and Michael Klein, each a shareholder and director of Clarivate, pursuant to which LGP was given the right to nominate two members of Clarivate’s board of directors for so long as LGP maintains ownership of at least 10% of Clarivate, and one member of the board for so long as LGP maintains ownership of at least 5% of Clarivate. Under the Investor Rights Agreement, LGP and certain other owners of Seller agreed not to dispose of their Clarivate ordinary shares until October 1, 2021, subject to certain exceptions. In addition, during this same lock-up period, Onex and Baring agreed not to dispose of the approximately 99.2 million ordinary shares they currently hold, except that with the approval of Clarivate’s chief executive officer, Onex and Baring may sell up to 49.6 million ordinary shares.
Also at closing, Clarivate entered into a Registration Rights Agreement with the parties to the Investor Rights Agreement under which these shareholders are entitled, in certain circumstances, to cause Clarivate to register their ordinary shares for resale under the Securities Act of 1933, as amended (the “Securities Act”), subject to the lock-up described above.
The foregoing descriptions of the Investor Rights Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements filed herewith as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.
The information set forth in Item 2.03 is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement
The information set forth in Item 1.01 is incorporated herein by reference. In connection with the closing, pursuant to the Termination Agreement dated as of July 29, 2020, Clarivate’s existing Sponsor Agreement, Amended and Restated Shareholder Agreement, Amended and Restated Registration Rights Agreement and Director Nomination Agreement, each of which was filed with Clarivate’s Annual Report on Form 10-K for the year ended December 31, 2019 as Exhibit 10.2, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.12, respectively, were terminated. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 10.3 and incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets
The information set forth in Item 1.01 is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated herein by reference. Concurrently with the closing, Clarivate entered into an amendment to the Credit Agreement dated as of October 31, 2019 with Bank of America, N.A., as administrative agent, and the lenders party thereto. Pursuant to the amendment to the Credit Agreement, a new $1.6 billion incremental term loan facility was made available to Clarivate, which in conjunction with the cash on hand was used to fund the repayment of CPA Global's $2.0 billion of outstanding debt. The incremental facility matures on October 31, 2026 and bears interest at a floating rate which can be, at Clarivate’s option, either (i) a customary Eurocurrency rate plus 3.00% per annum or (ii) a customary “alternate base rate” plus 2.00% per annum, in either case, subject to a Eurocurrency rate floor of 1.00%. The terms, covenants and events of default applicable to the incremental facility are otherwise materially consistent with those previously applicable to the Credit Agreement, which was filed as Exhibit 10.14 to Clarivate’s Annual Report on Form 10-K for the year ended December 31, 2019, and incorporated herein by reference.
The foregoing description of the amendment to the Credit Agreement is qualified in its entirety by reference to the full text of such amendment filed herewith as Exhibit 10.4 and incorporated herein by reference.
Item 3.02    Unregistered Sales of Equity Securities
The information set forth in Item 1.01 is incorporated herein by reference. The issuance of ordinary shares to Seller at closing was made in reliance upon the exemption from the registration requirements of the Securities Act contained in Section 4(a)(2) thereof.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information set forth in Item 1.01 is incorporated herein by reference. Pursuant to LGP’s rights under the Investor Rights Agreement, Usama N. Cortas and Adam T. Levyn were appointed at the request of LGP to Clarivate’s board of directors. In addition, Mr. Cortas was appointed to the compensation committee of the board.
Usama N. Cortas (42) is currently a Partner with LGP. Prior to joining LGP in 2003, Mr. Cortas worked in the Investment Banking Division of Morgan Stanley in their New York office from 2000 to 2003. Mr. Cortas currently serves on the boards of the following companies or their affiliates: Authentic Brands Group, Ellucian, and Insight Global, and has served on the boards of CCC Information Services, CPA Global, Tank Holdings Corp., The Sports Authority and United States Infrastructure Corporation, among others. He earned a Bachelor of Arts degree in Economics-Political Science from Columbia University.

Adam T. Levyn (37) is currently a Principal with LGP. Prior to joining LGP in 2011, Mr. Levyn worked in private equity at Kohlberg Kravis Roberts & Co. in their New York office from 2007 to 2009 and in the Global Industrials Group of Bear, Stearns & Co. Inc. in their New York office from 2005 to 2007. Mr. Levyn currently serves on the boards of the following companies or their affiliates: CHG Healthcare Services, ExamWorks, Restorix Health, and SRS Distribution, and has served on the boards of CPA Global, Tank Holdings Corp. and United States Infrastructure Corporation, among others. He earned a Bachelor of Arts degree in Economics from Princeton University and a M.B.A. from Harvard Business School.

Item 7.01    Regulation FD Disclosure
The information set forth in Item 1.01 is incorporated herein by reference. A copy of Clarivate’s press release dated October 1, 2020 announcing the closing is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired.
Clarivate will file the financial statements required by this Item no later than December 17, 2020.
(b)    Pro Forma Financial Information.
Clarivate will file the pro forma financial information required by this Item no later than December 17, 2020.
(d)    Exhibits

No.	Description
2.1†	Purchase Agreement dated as of July 29, 2020 (incorporated by reference to Exhibit 2.1 to Clarivate’s Current Report on Form 8-K dated July 29, 2020).
10.1	Investor Rights Agreement dated as of October 1, 2020.
10.2	Registration Rights Agreement dated as of October 1, 2020.
10.3†	Termination Agreement dated as of July 29, 2020 (incorporated by reference to Exhibit 10.3 to Clarivate’s Current Report on Form 8-K dated July 29, 2020).
10.4	Amendment to Credit Agreement dated October 1, 2020.
99.1	Press release dated October 1, 2020.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.
† Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: October 1, 2020	By:	/s/ Richard Hanks
	Name:	Richard Hanks
	Title:	Chief Financial Officer